UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2009

Glacier Enterprises, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-53686
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o William Tay, President

2000 Hamilton Street, #943

Philadelphia, PA 19130

(Address of principal executive offices and Zip Code)

917-591-2648

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.01 Changes in Control of Registrant.

This Form 8-K/A dated January 15, 2010 is an amended report to a Form 8-K filed on January 4, 2010 by Glacier Enterprises, Inc., a Delaware corporation (the "Company" or "Registrant").

On December 29, 2009, the Company entered into a Common Stock Purchase Agreement (the "Purchase Agreement") with North American Waste Management Inc., a Federal Canada corporation (“NAWM”), and, concurrently, certain share redemption agreement with Mr. William Tay, which would have resulted in a restructuring of the Company's management, Board, and ownership.  However, NAWM failed to meet its obligations as outlined in the Purchase Agreement, particularly NAWM failed to make payment for the shares. Therefore, no change of ownership has or will take place pursuant to the Purchase Agreement, and the share redemption agreement with Mr. Tay has been cancelled.

In accordance therewith, Mr. William Tay will remain as the sole director, officer and shareholder of the Company.

The Company directs that all shareholders disregard in its entirety, the disclosures made in its initial Form 8-K and Schedule 14f-1 Information Statement (Form SC 14F1) filed with the U.S. Securities and Exchange Commission on January 4, 2010 and December 30, 2009, respectively.

The following table sets forth, as of the date of this report (January 15, 2010), certain information with respect to the Registrant's equity securities owned of record or beneficially by (i) each officer and director of the Registrant; (ii) each person who owns beneficially more than 5% of each class of the Registrant's outstanding equity securities; and (iii) all directors and executive officers as a group.

Name and Address of Beneficial Owner (1)	Title of Class	Number of Shares Beneficially Owned	Percent of Class (2)
William Tay (3) 2000 Hamilton Street, #943 Philadelphia, PA 19130	Common Stock	31,340,000	100%
All directors and executive officers as a group (1 person)	Common Stock	31,340,000	100%

______________________________________________

 (1)  Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act and unless otherwise indicated, represents securities for which the beneficial owner has sole voting and investment power.

(2)  Based upon 31,340,000 shares of Common Stock issued and outstanding as of January 15, 2010.

(3)  William Tay is the Registrant's current sole officer, director and stockholder.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of

Certain Officers; Compensatory Arrangements of Certain Officers.

As disclosed above, Mr. William Tay will remain as the sole director, officer and shareholder of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLACIER ENTERPRISES, INC.

Date: January 15, 2010	By:	/s/ William Tay
Name: William Tay
Title: President, Secretary, Treasurer and Director